Exhibit 99.1

The Office Gurus Announces Acquisition of Select VoiceCom,

Expanding Global Delivery Capabilities in the Philippines

Strategic acquisition adds two Philippines sites and deep BPO expertise across healthcare, financial services, legal services, e-commerce and other verticals

ST. PETERSBURG, Fla. — November 2, 2026 — The Office Gurus (TOG), the Contact Centers segment of Superior Group of Companies, Inc. (NASDAQ: SGC), today announced the acquisition of Select VoiceCom (SVC), a Philippines-based business process outsourcing (BPO) provider with delivery centers in Cebu City and Davao.

The acquisition establishes TOG’s direct operating presence in the Philippines, expands its global delivery footprint, and advances its Experience Process Outsourcing (EPO) strategy.

“Select VoiceCom has built a terrific business over 18 years, with a talented team, strong client relationships and a people-first culture that aligns with our own,” said Dominic Leide, President of The Office Gurus. “SVC gives us an outstanding foundation in the Philippines and new ways to create value for our clients worldwide. We are excited to welcome SVC into the Guru family.”

SVC’s founding leaders, Mark Shapiro and Trevor Michael, will remain involved to support continuity for clients and employees. Its operations leadership will continue to oversee the Cebu City and Davao sites within TOG’s global operations structure. The combined organization will benefit from TOG’s EPO approach and GuruSuite iX AI-enabled technology ecosystem to enhance agent performance, quality assurance, training, analytics and customer interaction automation.

“Joining The Office Gurus allows us to build upon the culture, relationships and local leadership that made SVC successful, supported by TOG’s global reach, technology and resources,” said Mark Shapiro, Co-Founder of Select VoiceCom. “We are excited about what this means for our people and clients.”

Cross Keys Capital served as exclusive financial advisor and Hill Ward Henderson and Quisumbing Torres (member firm of Baker & McKenzie International) served as legal counsel to SGC and TOG in connection with the transaction.

Disclosure Regarding Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “potential,” or “plan” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements in this press release include statements regarding the Company’s capital allocation strategy and growth. Such forward-looking statements are subject to certain risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the factors described in the Company’s filings with the Securities and Exchange Commission ("SEC"), including those risks described in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 entitled "Risk Factors" and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.

About The Office Gurus

The Office Gurus is a global provider of customer experience and business process outsourcing solutions, combining engaged people, operational expertise and AI-enabled technology to help organizations improve customer experience and business performance.

About Superior Group of Companies, Inc. (SGC)

Established in 1920, Superior Group of Companies is comprised of three attractive business segments each serving large, fragmented and growing addressable markets. Across Healthcare Apparel, Branded Products and Contact Centers (operating as The Office Gurus (TOG)), each segment enables businesses to create extraordinary brand engagement experiences for their customers and employees. SGC’s commitment to service, quality, advanced technology, and omnichannel commerce provides unparalleled competitive advantages. We are committed to enhancing shareholder value by continuing to pursue a combination of organic growth and strategic acquisitions. For more information, visit www.superiorgroupofcompanies.com.

Contact:

Investor Relations

Investors@superiorgroupofcompanies.com